UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) September 26, 2003
                                                --------------------------------



                Mortgage Asset Securitization Transactions, Inc.
                ------------------------------------------------
             (Exact name of registrant as specified in its charter)



Delaware                                 333-106982                   06-1204982
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(State or other jurisdiction     (Commission File Number)       (I.R.S. Employer
of incorporation)                                            Identification No.)

1285 Avenue of the Americas, New York, New York                          10019
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code (212) 713-2000
                                                  ------------------------------

                                 Not applicable
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           (Former name or former address, if changed since last report.)

ITEM 5.     Other Events
            ------------

            On August 5, 2003, a registration statement on Form S-3 (the "Registration Statement") for Mortgage Asset Securitization Transactions, Inc. (the "Company") was declared effective. Attached as exhibits are certain Collateral Term Sheets (as defined in the no-action letter issued by the staff of the Securities and Exchange Commission (the "Commission") on February 17, 1995, to the Public Securities Association (the "PSA")) and Computational Materials, (as defined in the no-action letter issued by the staff of the Commission on May 20, 1994, regarding Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. and Kidder Structured Asset Corporation and as further modified by a no-action letter issued by the staff of the Commission on May 27, 1994, to the PSA) furnished to the Company by UBS Securities LLC (the "Underwriter") in respect of the Company's proposed offering of certain classes of the MASTR Adjustable Rate Mortgages Trust 2003-5, Mortgage Pass-Through Certificates, Series 2003-5 (such classes, the "Offered Certificates").

            The Offered Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Offered Certificates will be registered pursuant to the Act under the Registration Statement. The Company hereby incorporates the attached Collateral Term Sheets and Computational Materials by reference in the Registration Statement.

            Any statement or information contained in the attached Collateral Term Sheets and Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 7.     Financial Statements and Exhibits
            ---------------------------------

            (c) Exhibits

            Item 601(a)
            of Regulation S-K
            Exhibit No.             Description
            -----------             -----------

            99.1 Computational Materials prepared by UBS Securities LLC in connection with the MASTR Adjustable Rate Mortgages Trust 2003-5, Mortgage Pass-Through Certificates, Series 2003-5.

            99.2 Computational Materials prepared by UBS Securities LLC in connection with the MASTR Adjustable Rate Mortgages Trust 2003-5, Mortgage Pass-Through Certificates, Series 2003-5.

            99.3 Computational Materials prepared by UBS Securities LLC in connection with the MASTR Adjustable Rate Mortgages Trust 2003-5, Mortgage Pass-Through Certificates, Series 2003-5.

            99.4 Computational Materials prepared by UBS Securities LLC in connection with the MASTR Adjustable Rate Mortgages Trust 2003-5, Mortgage Pass-Through Certificates, Series 2003-5.

            99.5 Collateral Term Sheets prepared by UBS Securities LLC in connection with the MASTR Adjustable Rate Mortgages Trust 2003-5, Mortgage Pass- Through Certificates, Series 2003-5.

            99.6 Computational Materials prepared by UBS Securities LLC in connection with the MASTR Adjustable Rate Mortgages Trust 2003-5, Mortgage Pass-Through Certificates, Series 2003-5.

            99.7 Computational Materials and Collateral Term Sheets prepared by UBS Securities LLC in connection with the MASTR Adjustable Rate Mortgages Trust 2003-5, Mortgage Pass-Through Certificates, Series 2003-5.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MORTGAGE ASSET SECURITIZATION
                                   TRANSACTIONS, INC.



      September 30, 2003

                                   By:    /s/ Glenn McIntyre
                                      ----------------------------------------
                                      Name:   Glenn McIntyre
                                      Title:  Associate Director



                                   By:    /s/ Steve Warjanka
                                      ----------------------------------------
                                      Name:   Steve Warjanka
                                      Title:  Associate Director

                                INDEX TO EXHIBITS
                                -----------------

                                                                 Paper (P) or
Exhibit No.       Description                                    Electronic (E)
-----------       -----------                                    --------------

99.1              Computational Materials prepared                      (E)
                  by UBS Securities LLC in
                  connection with the MASTR Adjustable Rate
                  Mortgages Trust 2003-5, Mortgage Pass-Through
                  Certificates, Series 2003-5.

99.2              Computational Materials prepared                      (E)
                  by UBS Securities LLC in
                  connection with the MASTR Adjustable Rate
                  Mortgages Trust 2003-5, Mortgage Pass-Through
                  Certificates, Series 2003-5.

99.3              Computational Materials prepared                      (E)
                  by UBS Securities LLC in
                  connection with the MASTR Adjustable Rate
                  Mortgages Trust 2003-5, Mortgage Pass-Through
                  Certificates, Series 2003-5.

99.4              Computational Materials prepared                      (E)
                  by UBS Securities LLC in
                  connection with the MASTR Adjustable Rate
                  Mortgages Trust 2003-5, Mortgage Pass-Through
                  Certificates, Series 2003-5.

99.5              Collateral Term Sheets prepared                       (E)
                  by UBS Securities LLC in
                  connection with the MASTR Adjustable Rate
                  Mortgages Trust 2003-5, Mortgage Pass-Through
                  Certificates, Series 2003-5.

99.6              Computational Materials prepared                      (E)
                  by UBS Securities LLC in
                  connection with the MASTR Adjustable Rate
                  Mortgages Trust 2003-5, Mortgage Pass-Through
                  Certificates, Series 2003-5.

99.7              Computational Materials and Collateral Term Sheets    (E)
                  by UBS Securities LLC in connection with the MASTR Adjustable Rate Mortgages Trust 2003-5,
                  Mortgage Pass-Through Certificates, Series 2003-5.